As filed with the Securities and Exchange Commission on April 30, 2002

Securities Act File No. 333-88405
Investment Company Act File No. 811-09605

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 3	☒
(Check appropriate box or boxes)

Mercury Aggregate Bond Index Fund
of Mercury Index Funds, Inc.
(Exact name of Registrant as specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (888) 763-2260

Terry K. Glenn
P.O. Box 9011
Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of the Registration Statement.

Copies to:

Counsel for the Fund:
Joel H. Goldberg, Esq.	and	Philip L. Kirstein, Esq.
Shearman & Sterling		P.O. Box 9011
599 Lexington Avenue		Princeton, New Jersey 08543-9011
New York, New York 10022

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Quantitative Master Series Trust has also executed this Registration Statement.

Prospectus • April 30, 2002

Mercury Aggregate Bond Index Fund
of Mercury Index Funds, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERCURY AGGREGATE BOND INDEX FUND

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Bonds — debt obligations issued by governments, corporations and other issuers.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Duration — the sensitivity of a bond or bond portfolio to changes in interest rates.

Mortgage-backed Securities — securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

ABOUT THE MERCURY AGGREGATE BOND INDEX FUND

What is the Fund’s investment objective?

The investment objective of the Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds of different types.

We cannot guarantee that the Fund will achieve its investment objective.

What are the Fund’s main investment strategies?

The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Aggregate Bond Index. The Fund will be substantially invested in securities in the index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments in, or correlated with, the index. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

The Fund invests in a statistically selected sample of bonds which are included in or correlated with the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index. The Fund may not invest in all of the bonds in the index, or in the same weightings as in the index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index. This may result in different levels of interest rate, credit or prepayment risks from the levels of risks on the index. The Aggregate Bond Index is composed of a variety of dollar-denominated investment grade bonds, including bonds issued by the U.S. government and foreign governments and their agencies, and bonds issued by U.S. or foreign companies, among others. In addition, the Fund usually will invest a substantial portion of its assets in mortgage-backed securities. The Fund may also engage in securities lending.

The Fund invests all of its assets in the Master Aggregate Bond Index Series (the “Series”) of Quantitative Master Series Trust that has the same goals as the Fund. All investments will be made at the level of the Series. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the underlying Series it invests in. For simplicity, this Prospectus uses the term “Fund” to include the underlying Series in which the Fund invests.

2	MERCURY AGGREGATE BOND INDEX FUND

Volatility — the amount and frequency of change in a security’s value.

What are the main risks of investing in the Fund?

As with any fund, the value of the Fund’s investments — and therefore the value of the Fund’s shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the bond market generally or a particular issuer or obligation. If the value of the Fund’s investments goes down, you may lose money.

The Fund’s bond investments are subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

The Fund may invest in foreign securities to the extent foreign securities are represented in the Aggregate Bond Index. The Fund will invest a portion of its assets only in dollar-denominated foreign securities. The Fund’s investments in foreign securities involve special risks, including the possibility of substantial volatility due to political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.

The Fund is subject to selection risk, which is the risk that the Fund’s investments, which may not fully replicate the index, may underperform the securities in the target index. The Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

The Fund is also subject to the risks associated with investing in mortgage-backed securities, such as prepayment risk and extension risk. Prepayment risk is the risk that when interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields.

MERCURY AGGREGATE BOND INDEX FUND	3

Extension risk is the risk that when interest rates rise, certain types of mortgage-backed securities are paid off more slowly than originally anticipated and the value of these securities will fall.

The Fund is a non-diversified fund, which means that it invests more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund’s risk is increased because each investment has a greater effect on the Fund’s performance. This hurts the Fund’s performance when its investments are unsuccessful.
Who should invest?

The Fund may be an appropriate investment for you if you:

•	In seeking to match the performance of the Aggregate Bond Index, are willing to accept a lower potential for capital appreciation

•	Are looking for an investment that provides income

4	MERCURY AGGREGATE BOND INDEX FUND

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class A shares for each completed calendar year since the Fund’s inception and the table compares the Fund’s average annual total return (before and after taxes) with a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 4.57% (quarter ended September 30, 2001) and the lowest return for a quarter was -0.10% (quarter ended December 31, 2001). The Fund’s year-to-date return as of March 31, 2002 was -0.19%.

The table below compares the average annual total returns for the Fund’s shares with those of the Lehman Brothers Aggregate Bond Index, for the periods indicated. After-tax returns are shown only for Class A shares and will vary for Class I. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2001)	Past One Year	Since Inception†

Mercury Aggregate Bond Index Fund — Class I*
Return Before Taxes	7.84%	9.91%

Mercury Aggregate Bond Index Fund — Class A* Return Before Taxes	7.57%	9.63%
Return After Taxes on Distributions	5.24%	6.94%

Return After Taxes on Distributions and Sale of Fund Shares	4.59%	6.37%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	8.44%	10.46%††

*	Includes all applicable fees.
**
The Lehman Brothers Aggregate Bond Index is an unmanaged market-weighted index comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and Investment-grade (rated BBB or better) corporate bonds. Past performance is not predictive of future performance.

†	Inception date is February 15, 2000.
††	Since February 29, 2000.

MERCURY AGGREGATE BOND INDEX FUND	5

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses which the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges and redemption fees, which you may pay when you buy or sell shares of the Fund.

Redemption Fee — this fee is retained by the Fund in order to benefit all remaining shareholders by offsetting the additional costs incurred by the Fund due to short-term trading by some shareholders. The redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code. The Redemption Fee is not paid to the Fund’s Investment Adviser, Distributor or Transfer Agent.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers two different classes of shares, Class I and Class A shares. Although your money will be invested the same way no matter which class of shares you buy, Class A shares pay an ongoing account maintenance fee while Class I shares do not. Not everyone is eligible to buy Class I shares. Your financial advisor or other financial intermediary can help you determine whether you are eligible to buy Class I shares. See “How to Buy, Sell Transfer and Exchange Shares” below.

The tables show the different fees and expenses that you may pay if you buy and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class I Shares	Class A Shares

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None

Redemption Fee(b)	0.25%	0.25%

Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund assets)(c):

Management Fee(d)	0.01%	0.01%

Distribution and/or Service (12b-1) Fees(e)	None	0.25%

Other Expenses (including transfer agency fees) (f)	11.58%	10.76%

Administrative Fees(h)	0.19%	0.19%

Total Other Expenses	11.77%	10.95%

Total Annual Fund Operating Expenses(i)(j)	11.78%	11.21%

Fee Waiver and/or Expense Reimbursement(g)	11.43%	10.61%

Net Total Operating Expenses(j)	0.35%	0.60%

(a)	In addition, certain securities dealers or other financial intermediaries may charge a fee to process a purchase or sale of shares. See “How to Buy, Sell, Transfer and Exchange Shares.”
(b)
You will pay a Redemption Fee on your Fund shares if you redeem or exchange your shares within ninety days of your purchase. This fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

(c)	Fees and expenses include the expenses of both the Fund and the Fund’s pro rata share of the expenses of the Series.

(footnotes continued on next page)

6	MERCURY AGGREGATE BOND INDEX FUND

(footnotes continued from previous page)

(d)
Paid by the Series. The Investment Adviser has entered into a contract that provides that it will waive a portion of its advisory and administrative fees (see note (g) below). Absent this contractual arrangement, the Investment Adviser would receive a management fee of 0.06%.

(e)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials.
(f)
Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for such services.

(g)
Fund Asset Management, L.P., doing business as Mercury Advisors, has entered into a contract that provides that it will waive a portion of its advisory and administrative fees and/or reimburse the expenses of either the Fund or the Series to the extent necessary to ensure that the Net Total Operating Expenses incurred by the Fund (excluding 12b-1 fees) do not exceed 0.35% of the daily net assets of the Fund. This arrangement has a one year term and is renewable.

(h)	Paid by the Fund.
(i)
Non-recurring expenses were incurred by the Fund during its fiscal period ended December 31, 2001. These expenses are not reflected in the calculation of the Fund’s Total Annual Operating Expenses. If these expenses were included, the Total Annual Operating Expenses would be 13.83% for Class I shares and 13.26% for Class A shares.

(j)	The Net Total Operating Expenses are restated to reflect the contractual fee waiver and/or expense reimbursement currently in effect and described in note (g) above.

MERCURY AGGREGATE BOND INDEX FUND	7

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you do not pay the redemption fee, and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I Shares	Class A Shares
One Year	$36	$61

Three Years†	$2,337	$2,259
Five Years†	$4,337	$4,192

Ten Years†	$8,264	$8,067

†
These expenses do not reflect the fee waiver/expense reimbursement described in note (g) and (i) to the Fees and Expenses table above beyond the first year. As stated above, the arrangement has a one year term and is renewable.

8	MERCURY AGGREGATE BOND INDEX FUND

About the Portfolio Managers —
The Fund is co-managed by Jeffrey B. Hewson and Frank Viola. Mr. Hewson has been responsible for the management of the Fund since February, 2000 and Mr. Viola has been responsible for the management of the Fund since October, 2001.

About the Investment Adviser —
The Fund is managed by Mercury Advisors.

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with smaller market capitalization.

HOW THE FUND INVESTS

The Fund will not attempt to buy or sell securities based on Fund management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that Fund management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Aggregate Bond Index before deduction of Fund expenses. The Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the index. Accordingly, it is anticipated that the Fund’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Fund has operating and other expenses, while an index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

The Fund will be substantially invested in securities in the Aggregate Bond Index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the index. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of the Fund may be changed without shareholder approval.

The Aggregate Bond Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year, as chosen by Lehman Brothers Holdings, Inc. (“Lehman Brothers”). The Aggregate Bond Index includes:

•	U.S. government and government agency securities

•	securities issued by supranational entities, such as the World Bank

•	securities issued by foreign governments and U.S. and foreign corporations

•	mortgage-backed securities

Lehman Brothers’ selection of a bond for the Aggregate Bond Index does not mean that Lehman Brothers believes the security to be an attractive investment.

The Fund may not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. Instead, the Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated

MERCURY AGGREGATE BOND INDEX FUND	9

with bonds that are in the index, and in derivative instruments linked to the Aggregate Bond Index. The Fund may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index as a whole. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Aggregate Bond Index. The Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index.

Because the Aggregate Bond Index is composed of investment grade bonds, the Fund will invest in corporate bonds rated investment grade (rated at least Baa3 by Moody’s Investors Services, Inc. or BBB by S&P), or if unrated, of comparable quality. The Fund may continue to hold a security that is downgraded below investment grade.

The Fund usually will invest a substantial portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

In addition to the Fund’s principal strategies described above, the Fund may also employ the following investment strategies:

The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the Fund buys or sells securities with payment and delivery taking place in the future so that the Fund can lock in a favorable yield and price at the time of entering into the transaction. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund’s sale of one security and purchase of a similar security, the Fund does not receive principal and interest on the securities sold. The Fund may also enter into standby commitment agreements in which the Fund is committed, for a stated period of time, to buy a stated amount of a fixed income

10	MERCURY AGGREGATE BOND INDEX FUND

security which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether the security is issued or not.

The Fund may invest in derivative instruments, and normally will invest a significant portion of its assets in options and futures contracts correlated with the performance of the Aggregate Bond Index. Derivatives may allow the Fund to increase or decrease its exposure to the Aggregate Bond Index quickly and at a lower cost than buying or selling bonds. The Fund may invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

The Fund may invest in short-term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent the Fund invests in short-term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Fund will not invest in options, futures, other derivative instruments or short-term money market instruments in order to lessen the Fund’s exposure to its underlying index as a defensive strategy, but will instead attempt to remain fully invested at all times. The Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending.

INVESTMENT   RISKS

This section discusses the principal risks of investing in the Fund, which are summarized under “About The Mercury Aggregate Bond Index Fund — What are the main risks of investing in the Fund” above. This section also discusses additional risks of investing in the Fund. As with any mutual fund, the value of the Fund’s investments — and therefore the value of the Fund’s shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the bond market generally or a particular issuer or obligation. At other times, there are specific factors that may affect the value of a

MERCURY AGGREGATE BOND INDEX FUND	11

particular investment. If the value of the Fund’s investments goes down, you may lose money.

Interest Rate Risk

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter-term securities.

Credit Risk

Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While the Fund invests only in securities of investment grade issuers, those issuers may still default on their obligations.

Event Risk

Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

Mortgage-Backed Securities

When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities are paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Dollar Rolls

Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold.

12	MERCURY AGGREGATE BOND INDEX FUND

These transactions may involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

Standby Commitment Agreements

Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

When-issued, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Foreign Government Debt

The Fund may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities. Investments in these securities subject the Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, or the relative size of its debt position to its economy. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding that the Fund can use to collect payments on debt securities that a government entity has not repaid.

Foreign Market Risk

Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

MERCURY AGGREGATE BOND INDEX FUND	13

•
The economies of certain foreign markets often do not compare favorably with the economy of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•
Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair the Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

•
Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.

•
Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

•
Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and not earning returns. The Fund may miss investment opportunities or may be unable to sell an investment because of these delays.

14	MERCURY AGGREGATE BOND INDEX FUND

Governmental Supervision and Regulation/Accounting Standards

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Selection Risk

Selection risk is the risk that the Fund’s investments, which may not fully replicate its target index, may underperform the securities in the target index.

MERCURY AGGREGATE BOND INDEX FUND	15

Futures — exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

Forwards — private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

Options — exchange-traded or private contracts involving the right of a holder to deliver (a “put”) or receive (a “call”) certain assets (or a money payment based on the change in value of certain assets or an index) from another party at a specified price within a specified time period.

Swaps — private contracts involving the obligation of a party to exchange specified payments (which may be based on the value of an index or asset) with another party at specified times.

Indexed Securities — debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

Derivatives

The Fund may use derivative instruments including: futures, forwards and options, options on futures, swaps and indexed securities. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

•
Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that a seller believes the security is currently worth.

The Fund may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which the Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Fund will use derivatives for anticipatory hedging in order to gain exposure efficiently to its underlying index in the event the Fund receives cash inflows. Derivatives may not always be available or cost efficient. If the Fund invests in derivatives, the investments may not be effective as a hedge against price movements.

16	MERCURY AGGREGATE BOND INDEX FUND

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Borrowing and Leverage Risk

The Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage, including, for example, when-issued securities, forward commitments and options.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so the Fund may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities

Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

Securities Lending

The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a

MERCURY AGGREGATE BOND INDEX FUND	17

Short Sale — a sale of securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Short Sales

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If the Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own.

Non-Diversification Risk

The Fund is a non-diversified fund. By concentrating in securities of a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer have a greater impact on the Fund’s performance.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

18	MERCURY AGGREGATE BOND INDEX FUND

PRICING OF SHARES

The Fund offers two share classes, Class I shares and Class A shares. Each share class of the Fund represents an ownership interest in the same investment portfolio. Shares of each class of the Fund are offered without a sales charge or an ongoing distribution fee, but you will pay a redemption fee if you buy shares of the Fund and redeem or exchange them within ninety days of your purchase. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code. Class A shares of the Fund pay an ongoing account maintenance fee of 0.25%.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Administrator, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

The Fund’s shares are distributed by FAM Distributors, Inc.

MERCURY AGGREGATE BOND INDEX FUND	19

To better understand the pricing of the Fund’s shares, we have summarized the information below:

	Class I	Class A

Availability
Limited to certain investors including:
• Current Class I shareholders
• Certain Retirement Plans
• Participants in certain sponsored programs
• Certain affiliates or customers of selected securities dealers and other financial intermediaries.
Generally available through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.	No.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fees. No Distribution Fee.

Redemption Fee?
0.25% Redemption Fee for shares held less than ninety days. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

0.25% Redemption Fee for shares held less than ninety days. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

20	MERCURY AGGREGATE BOND INDEX FUND

Your financial advisor or other financial intermediary can help you determine whether you are eligible to buy Class I shares or participate in any of the programs listed above. If you are eligible to buy Class I shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you purchase Class A shares of the Fund, you will pay account maintenance fees of 0.25% each year under an account maintenance plan that the Fund has adopted under Rule 12b-1 under the Investment Company Act of 1940. The Distributor uses the money that it receives from the account maintenance fees to compensate the financial adviser, dealer or other financial intermediary for account maintenance activities.

If you sell or exchange your shares within ninety days of purchase you will be charged a redemption fee. The redemption fee is 0.25% of your redemption proceeds. By imposing a redemption fee on sales or exchanges of shares held less than ninety days, the Fund allocates the additional costs incurred by the Fund as a result of short-term trading by some shareholders to those shareholders, thereby protecting the Fund’s long-term shareholders. The redemption fee is not a sales charge or load which is paid to an adviser, distributor or dealer, but is kept by the Fund to offset the additional short-term trading costs. The ninety day period will be calculated assuming that the shares purchased first are being redeemed first. This will minimize the number of shares to which a redemption fee applies. The redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

MERCURY AGGREGATE BOND INDEX FUND	21

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial advisor, securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling or transferring shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial advisor or other financial intermediary may help you with this decision. The Fund does not issue share certificates.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

22	MERCURY AGGREGATE BOND INDEX FUND

If you want to	Your choices	Information important for you to know

Buy Shares	First, select the share class appropriate for you	Refer to the pricing of shares table on page 20. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment
The minimum initial investment for a Fund is $1,000 for all accounts except:

    • $250 for certain fee-based programs
    • $100 for retirement plans

(The minimums for initial investments may be waived or reduced under certain circumstances.)

Have your financial advisor, selected securities dealer or other financial intermediary submit your purchase order
The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. However, certain financial intermediaries, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a fee to process a purchase.

Or contact the Transfer Agent
To purchase shares directly, call the Transfer Agent at 1-888-763-2260 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares
The minimum investment for additional purchases is generally $100 for all accounts except:

    • $50 for certain fee-based programs
    • $1 for retirement plans

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan
You may invest a specific amount in a Fund on a periodic basis through your securities dealer or other financial intermediary.

• The current minimum for such automatic investments is $100.
The minimum may be waived or revised under certain circumstances.

MERCURY AGGREGATE BOND INDEX FUND	23

If you want to	Your choices	Information important for you to know

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary
To transfer your Fund shares to another securities dealer or other financial intermediary, an authorized agreement must be in place between the Distributor and each of the transferring and receiving securities dealers or other financial intermediary. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares.

Sell Your Shares	Have your financial advisor, selected securities dealer or other financial intermediary submit your sales order
The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). However, certain financial intermediaries may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a sale of shares. No processing fee is charged if you sell shares directly through the Transfer Agent. The fees charged by other securities dealers or other financial intermediaries may be higher or lower.

A Fund may reject an order to sell shares under certain circumstances.

24	MERCURY AGGREGATE BOND INDEX FUND

If you want to	Your choices	Information important for you to know

Sell Your Shares (continued)	Sell through the Transfer Agent
You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Depending on the type of account and/or type of distribution, certain additional documentation may be required. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-888-763-2260 for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan
You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. You can generally arrange through your selected dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends and other distributions automatically reinvested. Ask your financial advisor or other financial intermediary for details.

Exchange your Shares	Select the fund into which you want to Exchange. Be sure to read that fund’s prospectus.
If you are a participant in certain fee based programs or investment retirement plans, you can exchange your shares of the Fund for shares of another series of Mercury Index Funds, Inc. by contacting your financial advisor or other financial intermediary, or calling the Transfer Agent at 1-888-763-2260. At this time, there is no other series of Mercury Index Funds, Inc. into which you can exchange your shares.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Mercury funds, and accounts under common ownership or control.

MERCURY AGGREGATE BOND INDEX FUND	25

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable redemption fee. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, the Funds’ Board of Directors will value those securities at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have a higher net asset value than Class A shares because Class I has lower expenses. Also dividends paid on Class I shares will generally be higher than dividends paid on Class A shares because Class I shares have lower expenses. Shares sold or exchanged within ninety days of purchase may have a lower net asset value because a redemption fee may be charged on such shares.

FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Mercury or an affiliate of Mercury, or by selected dealers or other financial intermediaries that have an agreement with Mercury, you may be able to buy Class I shares, including through exchange from other share classes.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

26	MERCURY AGGREGATE BOND INDEX FUND

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into Class A shares of the Fund. Any redemption or exchange will be at net asset value, minus any applicable redemption fee. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the programs.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute on a monthly basis net investment income. The Fund will distribute at least annually any net realized capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund or may be taken in cash. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your financial advisor, selected securities dealer or other financial intermediary about which option you would like. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. The Fund intends to pay dividends that will either be taxed as ordinary income or capital gains. Capital gains dividends are generally taxed at lower rates than ordinary income dividends.

If you redeem Fund shares, or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

MERCURY AGGREGATE BOND INDEX FUND	27

“Buying a Dividend“

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

By law your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

28	MERCURY AGGREGATE BOND INDEX FUND

MANAGEMENT OF THE FUNDS

Mercury Advisors manages the underlying Series’ investments and its business operations under the overall supervision of the Board of Trustees of Quantitative Master Series Trust. The Investment Adviser has the responsibility for making all investment decisions for the Series.

The Series is managed by a team of investment professionals.

The Fund does not have an investment adviser since its assets are invested in its corresponding Series. The Fund has hired Mercury Advisors as administrator of the Fund to provide administrative services to the Fund. For providing management services to the Series and administrative services to the Fund, the Investment Adviser and the Administrator are paid at the rates shown in the following table, although these rates may be lower as a result of certain voluntary fee waivers agreed to by the Investment Adviser:

Fund	Management Fee(a)	Administrative Fee	Total Management and Administrative Fee

Mercury Aggregate Bond Index Fund	0.01%	0.19%	0.20%

(a)
Paid by the Series. The Investment Adviser of the Series has entered into a contractual arrangement that provides that it will waive a portion of its advisory and administrative fees and/or reimburse the expenses of either the Fund or the Series to the extent necessary to ensure that the net total operating expense incurred by the Fund (excluding 12b-1 fees) do not exceed certain amounts. Absent this contractual arrangement, the Investment Adviser of the Series would receive management fees as a percentage of daily net assets of the Series of 0.06%. This arrangement has a one-year term and is renewable.

Mercury Advisors was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates had approximately $515 billion in investment company and other portfolio assets under management as of February 2002. This amount includes assets managed for affiliates of the Investment Adviser of the Series.

MERCURY AGGREGATE BOND INDEX FUND	29

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all its assets in the Master Aggregate Bond Index Series of Quantitative Master Series Trust. Investors in the Fund will acquire an indirect interest in the underlying Series.

Other “feeder” funds may also invest in the “master” Series. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio also may reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Series at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Series.

Whenever the Series holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders.

30	MERCURY AGGREGATE BOND INDEX FUND

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	Class I
Increase (Decrease) In Net Asset Value:	For the Year Ended December 31, 2001	For the Period February 15, 2000† to December 31, 2000

Per Share Operating Performance:

Net Asset Value, beginning of period	$10.38	$10.00

Investment income — net	.60	.56

Realized and unrealized gain on investments from the Series — net	.20	.53

Total from investment operations	.80	1.09

Less dividends and distributions:
Investment income — net	(.61)	(.52)
In excess of investment income — net	—	(.10)
Realized gain on investments from the Series — net	(.02)	(.09)

Total dividends and distributions	(.63)	(.71)

Net asset value, end of period	$10.55	$10.38

Total Investment Return:

Based on net asset value per share	7.84%	10.73%#

Ratios to Average Net Assets:

Expenses, net of reimbursement††	.35%	.32%*

Expenses††	13.83%	89.42%*

Investment income — net	5.73%	6.50%*

Supplement Data:

Net assets, end of period (in thousands)	$18	$14

Portfolio turnover of the underlying Series	144.23%	43.24%

*	Annualized.
†	Commencement of operations.
††	Includes the Fund’s shares of the Series’ allocated expenses.
#	Aggregate total investment return.

MERCURY AGGREGATE BOND INDEX FUND	31

FINANCIAL HIGHLIGHTS  (concluded)

	Class A
Increase (Decrease) In Net Asset Value:	For the Year Ended December 31, 2001	For the Period February 15, 2000† to December 31, 2000

Per Share Operating Performance:

Net Asset Value, beginning of period	$10.38	$10.00

Investment income — net	.56	.62

Realized and unrealized gain on investments from the Series — net	.21	.49

Total from investment operations	.77	1.11

Less dividends and distributions:
Investment income — net	(.58)	(.54)
In excess of investment income — net	—	(.10)
Realized gain on investments from the Series — net	(.02)	(.09)

Total dividends and distributions	(.60)	(.73)

Net asset value, end of period	$10.55	$10.38

Total Investment Return:

Based on net asset value per share	7.57%	10.48%#

Ratios to Average Net Assets:

Expenses, net of reimbursement††	.60%	.60%*

Expenses††	13.26%	106.04%*

Investment income — net	5.38%	6.11%*

Supplement Data:

Net assets, end of period (in thousands)	$2,652	$479

Portfolio turnover of the underlying Series	144.23%	43.24%

*	Annualized.
†	Commencement of operations.
††	Includes the Fund’s shares of the Series’ allocated expenses.
#	Aggregate total investment return.

32	MERCURY AGGREGATE BOND INDEX FUND

Fund
Mercury Aggregate Bond Index Fund of
Mercury Index Funds, Inc.
2 World Financial Center, 30th Floor
New York, New York 10281-6100
(866-MERCURY)

Investment Adviser and Administrator
Mercury Advisors
Administrative Office:
800 Scudders Mill Road
Plainsboro, New Jersey 08536-9011
Mailing Address:
P.O. Box 9011
Princeton, New Jersey 08536-9011

Transfer Agent
Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
Mailing Address:
P.O. Box 45289
Jacksonville, Florida 32232-5289
(1-888-763-2260)

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1008

Distributor
FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

Custodian
Merrill Lynch Trust Company
800 Scudders Mill Road
Plainsboro, New Jersey 08536

Counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

Accounting Services Provider
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

MERCURY AGGREGATE BOND INDEX FUND

To Learn More

SHAREHOLDER REPORTS
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial advisor or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial advisor, other financial intermediary or the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION
The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at Financial Data Services, Inc., P.O. Box 44062, Jacksonville, Florida 32232-4062 or by calling 1-888-763-2260.

Contact your financial advisor, other financial intermediary, or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information in this Prospectus.

Investment Company Act File #811–09625.
Code #MF-19100-0402
© Fund Asset Management, L.P.

2 World Financial Center, 30th Floor
New York, NY 10281-6100
866-MERCURY
FAM Distributors, Inc. Member NASD
www.mercuryfunds.com

        April 30, 2002

STATEMENT OF ADDITIONAL INFORMATION

Mercury Index Funds, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (888) 763-2260

Mercury Index Funds, Inc. (the “Corporation”) consists of one operating series: Mercury Aggregate Bond Index Fund (the “Fund”). The Fund is a non-diversified mutual fund whose investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of the Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”). The Fund seeks to achieve its investment objective by investing all of its assets in the Master Aggregate Bond Index Series (the “Master Aggregate Bond Index Series” or the “Series”), which is a series of Quantitative Master Series Trust (the “Trust”) that has the same investment objective as the Fund. The Fund’s investment experience will correspond directly to the investment experience of the Series in which it invests. There can be no assurance that the investment objective of the Fund will be achieved. For more information on the Fund’s investment objective and policies, see “Investment Objectives and Policies.”

The Fund offers two classes of shares, Class I shares and Class A shares. Class I shares of the Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing account maintenance or distribution fee. Distribution of Class I shares of the Fund is limited to certain eligible investors. Class A shares of the Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets. If you sell or exchange your shares within ninety days of purchase you will be charged a redemption fee. The redemption fee is 0.25% of your redemption proceeds from shares of the Fund. The redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code. The Funds’ distributor is FAM Distributors, Inc.

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated April 30, 2002 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Fund at (888) 763-2260 or your financial advisor or other financial intermediary, or by writing to the Fund at the address listed above. The Prospectus is incorporated by reference to this Statement of Additional Information and this Statement of Additional Information has been incorporated by reference to the Prospectus. The Series’ audited financial statements are incorporated into this Statement of Additional Information by reference to its 2001 Annual Report to shareholders. You may request copies of the Annual and Semi-Annual Reports at no charge by calling 1-866-MERCURY between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Mercury Advisors — Investment Adviser
FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is April 30, 2002.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES

The Corporation consists of one series, the Mercury Aggregate Bond Index Fund. The Fund is classified as a non-diversified mutual fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”) whose investment objective is to match the performance of the Aggregate Bond Index as closely as possible before the deduction of Fund expenses.

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Aggregate Bond Index Series (the “Series”), which is a series of the Trust that has the same investment objective as the Fund. The Fund’s investment experience and results will correspond directly to the investment experience of the Series. Thus, all investments are made at the level of the Series. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Series in which the Fund invests. Reference is made to the discussion under “About the Details — How the Fund Invests” in the Prospectus for information with respect to the investment objective and policies of the Fund and the Series. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Directors of the Corporation (the “Directors”) without shareholder approval. The Directors may also change the target index of the Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to replicate the total return of the market segment represented by the current index.

The following is a description of the investment policies of the Fund.

In seeking to replicate the total return of the Aggregate Bond Index, Fund Asset Management, L.P., doing business as Mercury Advisors (the “Investment Adviser” or “FAM”) may not allocate the Fund’s investments among all of the bonds in the Aggregate Bond Index, or in the same weightings as the Aggregate Bond Index. Instead, the Fund may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the Aggregate Bond Index but correlated with bonds that are in the Aggregate Bond Index, and in derivative instruments linked to the Aggregate Bond Index based on the Investment Adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with less transaction costs than would be incurred through full replication. The Investment Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the Aggregate Bond Index. The Fund may invest in bonds not included in the Aggregate Bond Index, but which are selected to reflect characteristics such as maturity, duration or credit quality similar to bonds in the Aggregate Bond Index. The investments to be included in the Fund will be selected with the objective of reducing the selected investment portfolio’s deviation from the performance of the Aggregate Bond Index (tracking error). Selection of bonds other than those included in the Aggregate Bond Index, or in different weightings from the Aggregate Bond Index, may result in levels of interest rate, credit or prepayment risks that differ from the levels of risks on the securities composing the Aggregate Bond Index. See “Other Investment Policies, Practices and Risk Factors — Investment in Fixed-Income Securities.” The Fund may also engage in securities lending. See “Other Investment Policies, Practices and Risk Factors — Securities Lending.”

The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development) and mortgage-backed securities with maturities greater than one year. Corporate bonds contained in the Aggregate Bond Index represent issuers from various industrial sectors.

The Fund may invest in U.S. Treasury bills, notes and bonds and other “full faith and credit” obligations of the U.S. Government. The Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. “Agency” securities may not be backed by the “full faith and credit” of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. “Agency” obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Fund will invest in corporate bonds rated investment grade — i.e., those rated at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB — by Standard & Poor’s Ratings Group (“S&P”), the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equal quality in the opinion of the Investment Adviser. Corporate bonds ranked in the fourth highest rating category, while considered “investment grade,” have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest ratings categories. In the event that the rating of a security in the Fund is lowered below Baa or BBB, the Fund may continue to hold the security. Such securities rated below investment grade are considered to be speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Descriptions of the ratings of bonds are contained in the Appendix.

The Fund may also invest in other instruments that “pass through” payments on such obligations, such as collateralized mortgage obligations (“CMOs”).

About Indexing and Management of the Funds

About Indexing.    The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of the Aggregate Bond Index.

Indexing and Managing the Fund.    The Fund will be substantially invested in securities in the Aggregate Bond Index, and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with fixed-income securities in the Aggregate Bond Index. The Fund’s 80% investment policy will apply to the Fund’s net assets plus any borrowings for investment purposes, calculated at the time the Fund invests its assets.

Because the Fund seeks to replicate the total return of the Aggregate Bond Index, generally the Investment Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the Aggregate Bond Index. However, the Investment Adviser may omit or remove a security which is included in the Aggregate Bond Index from the portfolio of the Fund if, following objective criteria, the Investment Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

The Investment Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Fund or by the Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Investment Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Investment Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

The Fund’s ability to replicate the total return of the Aggregate Bond Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the Fund due to foreign tax withholding practices), changes in either the composition of the the Aggregate Bond Index or the assets of the Fund, and the timing and amount of Fund investor contributions and withdrawals, if any. In addition, the Fund’s total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that the Fund’s total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the Series or the Fund level) be within 50 basis points, of the total return of the Aggregate Bond Index. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of the Trust (the “Trustees”) and the Directors will consider alternative strategies for the Series and the Fund, respectively. Information regarding correlation of the Fund’s performance to that of its target index may be found in the Fund’s Annual Report.

Other Investment Policies, Practices and Risk Factors

Cash Management.    Generally, the Investment Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Investment Adviser, a portion of the Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

Dollar Rolls.    The Fund may enter into dollar rolls, in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below the price of the securities the Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques which can be deemed to involve leverage. The Fund will establish a segregated account with its custodian in which it will maintain liquid securities in an aggregate amount equal to the amount of the forward commitment. The Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

Short Sales.    In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Investment Adviser may sell a security the Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If the Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own. Until the security is replaced, the Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Cash Flows; Expenses.    The ability of the Fund to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Investment Adviser will make investment changes to the Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Aggregate Bond Index. Investors should also be aware that the investment performance of an index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Fund. Finally, since the Fund seeks to replicate the total return of the Aggregate Bond Index, the Investment Adviser generally will not attempt to judge the merits of any particular security as an investment.

Investment in Fixed-Income Securities.    Because the Fund will invest in fixed-income securities, it will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk and prepayment risk.

Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. As a rule bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. These basic principles of bond prices also apply to U.S. Government Securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Credit risk is the possibility that an issuer of securities held by the Fund will be unable to make payments of either interest or principal when due or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of the Fund is a function of the diversification and credit quality of its underlying securities.

The Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by the Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. Other types of restructurings (such as corporate spinoffs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, certain types of mortgage-backed securities may be paid off more slowly, with the effect that the mortgage-backed securities held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be repaid more slowly than anticipated. As a general rule, extensions increase during a period of rising interest rates, and decrease during a period of falling interest rates. As a result, during periods of rising interest rates the average maturity of the Fund’s portfolio may increase, thus increasing the Fund’s exposure to interest rate risk.

The corporate substitution strategy used by the Fund (discussed above) may increase or decrease the Fund’s exposure to the foregoing risks relative to those of the Aggregate Bond Index.

Foreign Investment Risks.

The U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See “Redemption of Shares.” Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

Sovereign Debt.    The Fund may invest in sovereign debt securities issued or guaranteed by foreign governmental entities. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer, the Fund may have few or no effective legal remedies for collecting on such debt.

Risks of Investing in Foreign Securities

Foreign Market Risk.    Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) preformed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk.    The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk.    Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards.    Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States.    The Fund generally holds the foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk.    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Risks Associated with Portfolio Securities

When-Issued Securities and Forward Commitments.    The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis and/or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when-issued basis will be issued, or a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Illiquid or Restricted Securities.    The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the

Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities.    The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradeable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Directors. The Directors have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor the Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Standby Commitment Agreements.    The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Repurchase Agreements.    The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Securities Lending.    The Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund could also suffer a loss in the event of losses on investments made with cash collateral or, in the event of borrower default, if the value of the collateral falls below the market value of the borrowed securities. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates, and to retain an affiliate of the Trust as lending agent. See “Portfolio Transactions and Brokerage.”

Borrowing and Leverage.    The Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. A Fund will not purchase securities while its borrowing exceeds 5% of its assets. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under “Management and Advisory Arrangements,” the fee paid to the Investment Adviser will be calculated on the basis of the Fund’s assets including proceeds from borrowings.

Mortgage-Backed Securities.    The Fund may invest in mortgage-backed securities. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, resulting in maturity extensions. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. See “Investment in Fixed-Income Securities” and “Illiquid Securities” above.

Non-Diversification Risk

The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by the Investment Company Act with respect to the proportion of its assets that it may invest in securities of a single issuer. This would permit the Fund to replicate an index in cases where an index may devote 5% or more of its weighting in a single issuer. To the extent that the Fund assumes a larger position in the securities of an issuer, the Fund’s net asset value may be more likely to fluctuate as a result of changes in the financial condition or in the market’s assessment of that issuer.

Portfolio Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions

The Fund will also utilize options, futures, options on futures, swaps and other indexed instruments. Futures and options on futures may be employed to provide liquidity. Futures, options on futures, swaps and other indexed instruments may be employed as a proxy for a direct investment in securities underlying the Fund’s index.

The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet the Fund’s goal. In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Fund’s cash flow and cash management needs.

Indexed Securities

The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage and liquidity risk. The Fund may invest in indexed securities for anticipatory hedging. When used for anticipatory hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

Purchasing Put Options.    The Fund may purchase put options on securities held in its portfolio or securities or interest rate indices the performance of which correlates with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up-front payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlating risk, and may also involve liquidity and credit risk.

Writing Call Options.    The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices, the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

Additional Options on Securities Indices

Purchasing Call Options on Indices.    The Fund may also purchase call options on securities indices that are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date. The purchase of a call option may protect the Fund from having to identify specific securities in which to invest in a market the Fund believes to be attractive (an “anticipatory hedge”). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

Writing Put Options on Indices.    The Fund may also write put options on securities indices. When the Fund writes a put option on an index, in return for an option premium the Fund agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to make a cash payment reflecting any decline in the index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a securities index only to hedge against the risks of market wide stock movements in the securities in which the Fund invests. Writing a put option may involve substantial leverage risk.

The Fund is also authorized to purchase or sell call or put options in connection with closing out call or put options it has previously purchased or sold.

Other than with respect to closing transactions, the Fund will only write call or put options that are “covered.” A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will be considered covered if, as required by the policies stated above, the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options.    The Fund may engage in transactions in options on securities or securities indices on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of Derivatives” below.

Futures

The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the future’s contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for anticipatory hedging purposes. The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Swaps

The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities under circumstances in which direct investment is restricted by local law or is otherwise impractical.

The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets. Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Risk Factors in Derivatives

The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Aggregate Bond Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of derivatives for anticipatory hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

Certain transactions in derivatives (e.g., futures transactions, sales of put options) involve substantial leverage risk and may expose the Fund to potential losses which may exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in

OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives

The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Suitability

The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. The Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions

The Corporation has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of the Fund’s assets and activities. The fundamental policies set forth below may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), provided, however, that none of the following restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the fundamental investment restrictions, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a non-diversified company under the Investment Company Act.

2.
Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3.	Make investments for the purpose of exercising control or management.

4.
Purchase or sell real estate, except that, to the extent permitted by law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.
Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.
Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.
Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to the Series without the approval of the holders of a majority of the interests of the Series.

In addition, the Corporation has adopted non-fundamental restrictions that may be changed by the Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (b) below, shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the Fund’s non-fundamental investment restrictions, the Fund may not:

(a)  Change its policy of investing, under normal circumstances, at least 80% of its net assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days’ prior notice of such change.

(b) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

(d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Portfolio securities of the Fund’s underlying Series generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which neither the Series nor the Fund will purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund or Series, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or Series and margin deposits on the Fund or Series’ existing OTC options on futures contracts exceeds 15% of the net assets of the Fund or Series taken at market value, together with all other assets of the Fund or Series which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or Series to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or Series has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Series will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund or Series and may be amended by the Trustees or the Directors without the approval of the shareholders. However, the Directors or Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

Portfolio securities of the Fund’s underlying Series generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund and Series are prohibited from engaging in certain transactions involving Merrill Lynch, or any of its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Rule 10f-3 under the Investment Company Act sets forth the conditions under which the Fund and Series may purchase from an underwriting syndicate in which Merrill Lynch is a member. Otherwise, the Fund and Series are prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal without an exemptive order.

In addition, although the Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes—Taxes.” To ensure that the Fund satisfies these requirements, the Trust’s Declaration of Trust requires that the Master Aggregate Bond Index Series be managed in compliance with the Code requirements as though such requirements were applicable to the Series. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more that 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. Government, its agencies and instrumentalities are not included within the definition of “issuer” for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Series level and not at the level of the Fund based upon a ruling received from the Internal Revenue Service (“IRS”) which entitles the Fund to “look through” the shares of the Series to the underlying investments of the Series for purposes of these diversification requirements.

Portfolio Turnover

Although the Fund will use an approach to investing that is largely a passive, indexing approach, the Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for the Fund only to the extent that the Investment Adviser will consider the impact of transaction costs on the Fund’s tracking error. Changes in the securities comprising the Fund’s index will tend to increase the Fund’s portfolio turnover rate, as the Investment Adviser restructures the Fund’s holdings to reflect the changes in the index. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities by the average net asset value of the Fund. A high portfolio turnover rate may also result in negative tax consequences, such as an increase in capital gains dividends. See “Dividends and Taxes—Taxes.” High portfolio turnover involves correspondingly greater brokerage commissions for the Fund investing in equity securities and other transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Directors of the Corporation consist of six individuals, five of whom are not “interested persons” of the Corporation as defined in the Investment Company Act (“non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

The Directors have elected an Audit and Nominating Committee (the “Committee”), which consists of the non-interested Directors. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Corporation’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Corporation’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Corporation’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditor’s independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Corporation’s accounting and financial reporting policies and practices and internal controls. The Board of the Corporation has adopted a written charter for the Committee. The Committee does not normally consider candidates proposed by shareholders for election as Directors. The Committee also reviews and nominates candidates to serve as non-interested Directors. There were four meetings of the Committee held during the fiscal year ended December 31, 2001.

Biographical Information.    Certain biographical and other information relating to the non-interested Directors is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“FAM and Affiliate-Advised Funds”) and other public directorships.

Name, Address and Age	Position(s) with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of FAM and Affiliate-Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton, 58 South Atlantic Capital, Inc. 614 West Bay Street Tampa, Florida 33606	Director	Director since 2002
General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Committee of the Florida State Board of Administration since 2001.
25 registered investment companies consisting of 41 portfolios
ITC DeltaCom, Inc. (telecommunications); ITC Holding Company, Inc. (telecommunications); Knology, Inc. (telecommunications); MainBancorp, N.A. (bank holding company); PriCare, Inc. (health care); Sumbion, Inc. (health care).

M. Coyler Crum, 69 104 Westcliff Road Weston, MA 02193	Director	Director since 2000
James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp.
				25 registered investment companies consisting of 41 portfolios	Cambridge Bancorp

Name, Address and Age	Position(s) with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of FAM and Affiliate-Advised Funds and Portfolios Overseen	Public Directorships

Laurie Simon Hodrick, 39 Columbia University Graduate School of Business Uris Hall 3022 Broadway, Room 809 New York, NY 10027	Director	Director since 2000
Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School Management, Northwestern University from 1992 to 1996.
				25 registered investment companies consisting of 41 portfolios	None

J. Thomas Touchton, 63 Suite 3405 One Tampa City Center 201 North Franklin Street Tampa, FL 33602	Director	Director since 2000
Managing Partner of The Witt-Touchton Company and its predecessor, The Witt Co. ( a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).
				25 registered investment companies consisting of 41 portfolios	TECO Energy, Inc. (electric utility holding company)

Fred G. Weiss, 60 16450 Maddalena Place Delray Beach, FL 33446	Director	Director since 2000
Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of BTG International PLC (a global technology commercialization company) since 2001; Director of Michael J. Fox Foundation for Parkinson’s Research.
				25 registered investment companies consisting of 41 portfolios	Watson Pharmaceutical, Inc. (pharmaceutical company)

Certain biographical and other information relating to the Director who is an “interested person” of the Corporation as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM and Affiliate-Advised Funds and public directorships held:

Name, Address and Age	Position(s) with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of FAM and Affiliate-Advised Funds and Portfolios Overseen	Public Directorships

Terry K. Glenn*, 61 P.O. Box 9011 Princeton, New Jersey 08543-9011	President and Director	President and Director since 2000**
Chairman (Americas Region) of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 2001; Executive Vice President of FAM and certain of its affiliates (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (the “Distributor” or “FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. (“FDS” or the “Transfer Agent”) since 1985.
				127 registered investment companies consisting of 184 portfolios	None

Name, Address and Age	Position(s) with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of FAM and Affiliate-Advised Funds and Portfolios Overseen	Public Directorships

Robert C. Doll, Jr., 47 P.O. Box 9011 Princeton, New Jersey 08543-9011	Senior Vice President	Senior Vice President since 2000**
President of FAM and certain of its affiliates since October 2001; Director of Princeton Services since 2001; Co-Head (Americas Region) of MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.
				51 registered companies consisting of 71 portfolios	None

Philip Green, 38 P.O. Box 9011 Princeton, New Jersey 08543-9011	Senior Vice President	Senior Vice President since 2000**
Senior Vice President of FAM and certain of its affiliates since 1999; Managing Director and Portfolio Manager of Global Institutional Services at Bankers Trust from 1997 to 1999; Vice President of Quantitative Equities at Bankers Trust in 1996; Vice President of Asset Allocations Strategies at Bankers Trust from 1994 to 1996; Vice President of Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999; Assistant Treasurer of Asset Management Group at Bankers Trust from 1985 to 1988.
				2 registered investment companies consisting of 9 portfolios	None

Jeffrey B. Hewson, 49 P.O. Box 9011 Princeton, New Jersey 08543-9011	Vice President and Co-Portfolio Manager	Vice President and Co-Portfolio Manager since 2000**
Director (Global Fixed Income) of FAM and certain of its affiliates since 1998; Vice President of FAM and certain of its affiliates from 1989 to 1998; Portfolio Manager of FAM and certain of its affiliates since 1985.
				3 registered investment companies consisting of 3 portfolios	None

Frank Salerno, 42 P.O. Box 9011 Princeton, New Jersey 08543-9011	Senior Vice President	Senior Vice President since 2000**
Chief Operating Officer, Institutional for MLIM (Americas Region); First Vice President of FAM and certain of its affiliates since 1999; Managing Director and Chief Investment Officer of Structured Investments at Bankers Trust from 1995 to 1999; Managing Director and Head of Structured Investments at Bankers Trust from 1993 to 1995; Domestic Head of Structured Investments at Bankers Trust from 1991 to 1993; Assistant Vice President of Structured Investments at Bankers Trust from 1985 to 1991.
				5 registered investment companies consisting of 40 portfolios	None

Name, Address and Age	Position(s) with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of FAM and Affiliate-Advised Funds and Portfolios Overseen	Public Directorships

Donald C. Burke, 41 P.O. Box 9011 Princeton, New Jersey 08543-9011	Vice President and Treasurer	Vice President and Treasurer since 2000**
First Vice President of FAM and certain of its affiliates since 1997; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and certain of its affiliates from 1990 to 1997; Director of Taxation of FAM and certain of its affiliates since 1990.
				128 registered companies consisting of 185 portfolios	None

Stephen M. Benham, 42 P.O. Box 9011 Princeton, New Jersey 08543-9011	Secretary	Secretary since 2002**	Vice President (Legal Advisory) of FAM and certain of its affiliates since 2000; Associate, Kirkpatrick & Lockhart LLP from 1997 to 2000.	17 registered companies consisting of 44 portfolios	None

*
Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as an investment adviser. Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Corporation based on his positions as Chairman (Americas Region) of MLIM and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

**	Elected by and serves at the pleasure of the Board of Directors.

As of April 19, 2002, the officers and Directors of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. (“ML & Co.”) and owned an aggregate of less than 1% of the outstanding shares of the Fund.

Share Ownership.    Information relating to shares of the Fund beneficially owned by each Director as of December 31, 2001 is set forth in the chart below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in All Registered Funds Overseen by Director in Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	$0	over $100,000
Non-Interested Directors:
Donald W. Burton	$0	None
M. Colyer Crum	$0	over $100,000
Laurie Simon Hodrick	$0	over $100,000
J. Thomas Touchton	$0	over $100,000
Fred G. Weiss	$0	over $100,000

The following table provides information, as of December 31, 2001, for each Director of the Fund and his or her immediate family members relating to securities owned beneficially or of record in ML & Co.:

Name of Director	Name(s) of Owner(s) and Relationship to Director	Value of Securities	Percent of Class
Interested Director:
Terry K. Glenn	None	$0	0%
Non-Interested Directors:
Donald W. Burton	None	$0	0%
M. Colyer Crum	None	$0	0%
Laurie Simon Hodrick	None	$0	0%
J. Thomas Touchton	None	$0	0%
Fred G. Weiss	None	$0	0%

Compensation of Directors/Trustees

The Trust expects to pay each individual who serves as a Director/Trustee not affiliated with the Investment Adviser or an affiliate of the Investment Adviser (each a “non-affiliated Director/Trustee”) for services to all funds that invest in the Trust and all series of the Trust a fee of $6,000 per year plus $1,000 per in person Board meeting attended. The Trust also expects to compensate members of the Committee, which consists of all of the non-affiliated Directors/Trustees of the Fund and the Series, an audit retainer fee of $4,000 per year plus $1,000 per in person Committee meeting attended. The Chairman of the Committee is paid an additional annual fee of $2,000. The Trust reimburses each non-affiliated Director/Trustee for his/her out-of-pocket expenses relating to attendance at Board and Committee meetings. Through investment in the Trust, the Corporation pays its pro rata share of the fees paid by the Trust to non-affiliated Directors/Trustees.

The following table sets forth the aggregate compensation earned by the non-affiliated Directors/Trustees for the fiscal year ended December 31, 2001, and the total compensation paid to non-affiliated Directors/Trustees by all registered investment companies advised by FAM and Affiliate-Advised Funds for the calendar year ended December 31, 2001.
Name of Director/Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation From Trust and FAM and Affiliate-Advised Funds Paid to Directors/Trustees(2)
Donald W. Burton(1)	$0	None	$0
M. Colyer Crum	$20,000	None	$215,000
Laurie Simon Hodrick	$18,000	None	$195,000
Stephen B. Swensrud(3)	$18,000	None	$406,083
J. Thomas Touchton	$18,000	None	$195,000
Fred G. Weiss	$18,000	None	$195,000

(1)	Mr. Burton was elected as a Director of the Corporation and Trustee of the Trust effective April 1, 2002.
(2)
The Directors/Trustees serve on the boards of FAM and Affiliate-Advised Funds as follows: Mr. Burton (25 registered investment companies consisting of 41 portfolios); Mr. Crum (25 registered investment companies consisting of 41 portfolios); Ms. Hodrick (25 registered investment companies consisting of 41 portfolios); Mr. Touchton (25 registered investment companies consisting of 41 portfolios); and Mr. Weiss (25 registered investment companies consisting of 41 portfolios).

(3)	Mr. Swensrud retired as Director of the Corporation and Trustee of the Trust effective March 15, 2002.

Administration Arrangements

The Corporation on behalf of the Fund has entered into an administration agreement (the “Administration Agreement”) with FAM (the “Administrator”). As discussed in the Prospectus, the Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.19% of the average daily net assets of the Fund.

The table below sets forth information about the total administrative fees paid by the Fund to the Administrator for the periods indicated.

Fiscal Year Ended December 31,	Administration Fee
2001
Contractual Amount	$1,891

Amount waived (if applicable)	$1,891

2000*
Contractual Amount	$195

Amount waived (if applicable)	$195

*	Period is from the commencement of operations (February 15, 2000).

The Administration Agreement obligates the Administrator to provide certain administrative services to the Corporation and the Fund and to pay, or cause its affiliate to pay, for maintaining its staff and personnel necessary to perform its obligations under the Administration Agreement and to provide office space, facilities and necessary personnel for the Corporation. The Administrator is also obligated to pay, or cause its affiliate to pay, the compensation of those officers and Directors/Trustees who are affiliated persons of the Administrator or any of its affiliates. The Corporation pays, or causes to be paid, all other expenses incurred in the operation of the Corporation and the Fund (except to the extent paid by the Distributor)), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or the Fund. Certain accounting services are provided by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Corporation, on behalf of the Fund. The Corporation will pay the cost of these services. In addition, the Fund will reimburse the Administrator for certain additional accounting services. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares.

Duration and Termination.    Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter it will remain in effect from year to year with respect to the Fund if approved annually (a) by the Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to the Fund by the Directors or with respect to the Fund by the vote of a majority of the outstanding voting securities of the Fund, or by the Administrator, without penalty on 60 days’ written notice to the other party.

Management and Advisory Arrangements

Management Services.    The Fund invests all of its assets in shares of the Master Aggregate Bond Index Series of the Trust. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust has entered into an amended and restated management agreement with the Investment Adviser (the “Management Agreement”). The Investment Adviser provides the Trust and the Series with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Investment Adviser is responsible for the actual management of the Series’ portfolio and constantly reviews the Series’ holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

Securities held by the Series of the Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Series or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

As discussed in the Prospectus, the Investment Adviser receives, for its services to the Series, monthly compensation at the annual rate of the average daily net assets of the Series (without taking into account certain contractual fee waivers) of 0.06%. After taking into account such contractual fee waivers, the Investment Adviser currently receives management fees as a percentage of daily net assets of the Series of 0.01%. The contractual fee waiver arrangement has a one year term and is renewable.

The table below sets forth information about the total investment advisory fees paid by the Series to FAM, and any amount voluntary waived by FAM, for the periods indicated.

Fiscal Year Ending December 31,
2001
Contractual Amount	$41,577

Amount waived (if applicable)	$0

2000*
Contractual Amount	$28,804

Amount waived (if applicable)	$0

*	Period is from commencement of operations (February 15, 2000).

Payment of Series Expenses.    The Management Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees who are affiliated persons of the Investment Adviser or any of its affiliates. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Trust and the Series (except to the extent paid by the Distributor), including, among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports, copies of the Registration Statements, charges of the custodian and sub-custodian and Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of Trustees who are not “interested persons” under the Investment Company Act (“non-interested Trustees”), accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or Series. Certain accounting services are provided by State Street pursuant to an agreement between State Street and the Trust, on behalf of the Series. The Trust pays a fee for these services. In addition, the Trust reimburses the Investment Adviser for the cost of other accounting services. The Placement Agent will pay certain of the expenses of the Trust incurred in connection with the offering of shares of beneficial interest of the Series. Certain expenses will be financed by a Fund pursuant to account maintenance plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares—Account Maintenance Plan.”

Organization of the Investment Adviser.    FAM is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. FAM is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of FAM as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

At a meeting of the Board of Trustees of the Trust held on May 9, 2001, the Trustees approved the continuation of the Management Agreement for an additional year. In connection with its deliberations, the Trustees reviewed information derived from a number of sources and covering a range of issues. The Trustees considered the services provided to the Series by the Investment Adviser under the Management Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Trustees also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Trust. The benefits considered by the Trustees included not only the Investment Adviser’s compensation for investment advisory services under the Management Agreement, but also compensation paid to the Investment Adviser or its affiliates for other non-advisory services provided to the Fund. The Trustees also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Series brokerage in a “soft dollar” arrangement. In connection with its consideration of the Management Agreement, the Trustees also compared the Master Aggregate Bond Index Series’ advisory fee rate, expense ratios and historical performance to those of comparable funds. The Trustees considered whether there should be changes in the advisory fee rate or structure in order to enable the Series to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Series’ assets. The Trustees also reviewed materials supplied by the Trust’s counsel that were prepared for use by the Trustees in fulfilling its duties under the Investment Company Act and state law.

Based on the information reviewed and the discussions, the Trustees concluded that it was satisfied with the nature and quality of the services provided by the Investment Adviser to the Series and that the management fee rate was reasonable in relation to such services.

Duration and Termination.    Unless earlier terminated as described below, the Management Agreement will continue in effect from year to year with respect to the Series if approved annually (a) by the Board of Trustees or with respect to the Series by the vote of a majority of the outstanding voting securities of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or with respect to the Series by the vote of the majority of the outstanding voting securities of the Series.

Transfer Agency Services.    FDS, a subsidiary of ML&Co., acts as the Corporation’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. For the fiscal year ended December 31, 2001, the Transfer Agent received an annual fee of $11.00 per shareholder account and was entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $0.20 monthly closed account charge was assessed on all accounts which closed during the calendar year. The Transfer Agency fee schedule has been changed and the Fund currently pays between $16.00 and $23.00 for each shareholder account, depending on the level of service required. The Fund continues to reimburse the Transfer Agent’s reasonable out-of-pocket expenses and to pay a fee equal to 0.10% of account assets for certain accounts that participate in certain fee-based programs but it no longer pays transaction charges or closed account charges. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes any shareholder account.

Distribution Expenses.    The Corporation, on behalf of the Fund, has entered into a distribution agreement with the Distributor with respect to each class of Fund shares in connection with the continuous offering of such class of shares of the Fund (each a “Distribution Agreement”). Each Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the applicable class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to financial intermediaries and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Accounting Services.    The Corporation entered into an agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Administrator provided accounting services to the Fund and was reimbursed by the Fund at its cost in connection with such services.

The Administrator continues to provide certain accounting services to the Fund and the Fund reimburses the Administrator for the cost of these services.

The table below shows the amounts paid by the Fund to State Street and to the Administrator for the periods indicated:

Period	Paid to State Street		Paid to the Administrator
Fiscal year ended December 31, 2001	$0	*	$0
February 15, 2000** through December 31, 2000	N/A		$1,060

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.
**	Commencement of operations.

In addition, the Trust has entered into an agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Series. The Series pays a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to the Series and was reimbursed by the Series at its cost in connection with such services.

The Investment Adviser continues to provide certain accounting services to the Series and the Series reimburses the Investment Adviser for the cost of these services.

The table below shows the amounts paid by the Series to State Street and to the Investment Adviser for the periods indicated:

Period	Paid to State Street***		Paid to the Investment Adviser
Fiscal year ended December 31, 2001	$226,103	*	$32,135
February 15, 2000** through December 31, 2000	N/A		$146,598

*	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.
**	Commencement of operations.
***	For providing services to the Fund and the Series.

Code of Ethics

The Board of Directors of the Corporation has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Corporation, the Investment Adviser and Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be held or purchased by the Mercury Aggregate Bond Index Fund.

PURCHASE OF SHARES

Reference is made to “Account Choices—How to Buy, Sell and Transfer Shares” in the Prospectus for certain information as to the purchase of Fund shares.

Shares.    The Fund offers two classes of shares, Class I shares and Class A shares. Each Class I and Class A share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, subject to the following differences. Class I shares of the Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge, and are not subject to any ongoing account maintenance or distribution fee. Distribution of Class I shares of the Fund is limited to certain eligible investors. Class A shares of the Fund are offered at a price equal to the next determined net asset value per share without the imposition of any front-end or deferred sales charge and are not subject to any ongoing distribution fee, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets. Class A shares of the Fund have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to Class A shares of the Fund pursuant to which the ongoing account maintenance fee is charged. Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege.” Each class is subject to a redemption fee for shares held less than ninety days. See “Redemption of Shares.”

Distribution Services.    FAM Distributors, Inc. (previously defined as the “Distributor” or “FAMD”), an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P.O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Fund. Reference is made to “Management of the Funds—Management and Advisory Arrangements—Payment of Expenses.”

The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch is currently $5.35. Purchases made directly through the Transfer Agent are not subject to a processing fee.

Investors eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares.

Eligible Class I Investors.    Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors that currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift, or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by the Investment Adviser. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of FAM and Affiliate-Advised investment companies, including the Corporation, and to employees or customers of certain selected dealers or other financial intermediaries. Class I shares may also be offered at net asset value to certain accounts over which the Investment Adviser or an affiliate exercises investment discretion.

Account Maintenance Plan

Reference is made to “Account Choices—Pricing of Shares” in the Prospectus for certain information with respect to the account maintenance plan for Class A shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act (the “Account Maintenance Plan”) with respect to the account maintenance fee paid by the Fund to the Distributor with respect to Class A shares of the Fund.

The Account Maintenance Plan for Class A shares provides that the Fund pays the Distributor an account maintenance fee relating to Class A shares accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A shares in order to compensate the Distributor for providing, or arranging for the provision of, account maintenance activities.

The payments under the Account Maintenance Plan are subject to the provisions of Rule 12b-1 under the Investment Company Act, and are based on a percentage of average daily net assets attributable to Class A shares regardless of the amount of expenses incurred. Information with respect to the account maintenance-related expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class A Account Maintenance Plan.

The Fund has no obligation with respect to account maintenance-related expenses incurred by the Distributor and selected dealers or other financial intermediaries in connection with the Class A shares, and there is no assurance that the Directors of the Corporation will approve the continuance of the Account Maintenance Plan from year to year. However, the Distributor intends to seek annual continuation of the Account Maintenance Plan. In their review of the Account Maintenance Plan, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance of Class A shares. The account maintenance fee received with respect to one class will not be used to subsidize the sale of shares of another class.

In their consideration of the Account Maintenance Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Account Maintenance Plan to the Fund and each related class of shareholders. The Account Maintenance Plan further provides that, so long as the Account Maintenance Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving the Account Maintenance Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Account Maintenance Plan will benefit the Fund and its related class of shareholders. The Account Maintenance Plan can be terminated, with respect to the Fund without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund. The Account Maintenance Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the Class A shareholders of the Fund, and all material amendments are required to be approved by the vote of a majority of the Directors and a majority of the non-interested Directors who have no direct or indirect financial interest in the Account Maintenance Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Account Maintenance Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Account Maintenance Plan or such report, the first two years in an easily accessible place.

Among other things, the Account Maintenance Plan provides that the Distributor shall provide to and the Directors shall review quarterly reports of the disbursement of the account maintenance fees paid to the Distributor. For the fiscal year ended December 31, 2001, the Fund paid the Distributor approximately $2,450, pursuant to the Account Maintenance Plan (based on average daily net assets subject to such Class A Account Maintenance Plan of approximately $979,805), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares.

REDEMPTION OF SHARES

Reference is made to “Account Choices—How to Buy, Sell and Transfer Shares” in the Prospectus.

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption, minus any applicable redemption fee. There will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The Corporation will generally pay redemptions in cash; however, if requested by a shareholder, at the discretion of the Investment Adviser, the Corporation may pay a redemption or repurchase of shares in an amount of $10,000,000 or more (which amount may be decreased or increased by the Investment Adviser from time to time) with portfolio securities.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by the Fund at such time.

Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts”).

In addition, the Directors may authorize the Corporation to redeem all or any part of the outstanding shares of any class of the Corporation, including the Fund, upon written notice to shareholders.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund’s Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Corporation. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register, (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to, UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-888-763-2260. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments generally will be mailed within seven days of receipt of a proper notice of redemption. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

The Fund will also repurchase shares through a shareholder’s listed selected securities dealer or other financial intermediary. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers or other financial intermediaries for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. However, certain financial intermediaries may require submission of orders prior to that time. Dealers and other financial intermediaries have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable contingent deferred sales charge (“CDSC”) or redemption fee, if any). Securities firms that do not have agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares. Fees charged by other securities dealers or other financial intermediaries may be higher or lower. Repurchases directly through the Fund’s Transfer Agent, on accounts held at the Transfer Agent, are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

Redemption Fee

Short-term investors, including investors that engage in market timing, should not invest in the Fund because the Fund imposes a redemption fee for shares held less than ninety days.

As discussed in the Prospectus under “Account Choices—Pricing of Shares,” if you sell or exchange your shares within ninety days of purchase you will be charged a redemption fee. The redemption fee is 0.25% of your redemption proceeds from shares of the Fund. The redemption fee will be subtracted by the Fund from your redemption proceeds. The redemption fee is not a sales charge or load which is paid to an adviser, distributor or dealer or other financial intermediary, and is kept by the Fund to offset the additional short-term trading costs which result from short-term trading by some shareholders. The ninety day period will be calculated assuming that the shares purchased first are being redeemed first. The redemption fee will not apply to shares purchased through reinvested distributions or to shares purchased by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Because the Fund will invest exclusively in shares of the Master Aggregate Bond Index Series, it is expected that all transactions in portfolio securities will be entered into by the Series. Subject to policies established by the Board of Trustees, the Investment Adviser is primarily responsible for the execution of the Series’ portfolio transactions and the allocation of brokerage. The Trust does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for the Series, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonable competitive trade execution rates, the Series does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser and its clients, including the Trust. In return for such services, the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Trust.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Series commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Trust to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Series may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Trustees and subject to best execution, the Investment Adviser may consider sales of shares of the Series as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series; however, whether or not a particular broker or dealer sells shares of the Series neither qualifies nor disqualifies such broker or dealer to execute transactions for the Series.

The Trust anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States, if any, generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Trust will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

The Trust’s ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the repatriation of assets. Because the shares of the Series are redeemable on a daily basis in U.S. dollars, the Series intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

For the fiscal years ended December 31, 1999, 2000 and 2001, the Trust, on behalf of Master Aggregate Bond Index Series, paid no brokerage commissions.

The Trust may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust and persons who are affiliated with such affiliated persons are prohibited from dealing with the Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, the Trust will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objectives and Policies—Investment Restrictions.”

Because of the affiliation of Merrill Lynch with the Investment Adviser, the Trust is prohibited from engaging in certain transactions involving such firm or its affiliates, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Trust would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

The Trust has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Trust also has retained an affiliated entity of the

Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal year ended December 31, 2001, that affiliated entity received no such fee. That entity may, on behalf of the Series, invest cash collateral received by that Series for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Trust and annual statements as to aggregate compensation will be provided to the Trust.

The Board of Trustees of the Trust has considered the possibility of seeking to recapture for the benefit of the Series brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Series to the Investment Adviser. After considering all factors deemed relevant, the Board of Trustees of the Trust made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Trust or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Account Choices—How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed by dividing the Fund’s proportionate interest in the net assets of the Series plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) of the Fund by the total number of shares outstanding of the Fund at such time, rounded to the nearest cent. Expenses, including the fees payable to the Administrator and the Distributor and the advisory fees payable indirectly by the Series of the Trust to the Investment Adviser, are accrued daily.

A Series’ portfolio securities that are traded on stock exchanges (including NASDAQ National Market System) are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Securities traded on the NASDAQ National Market are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. Long positions in securities traded in the OTC market, including NASDAQ SmallCap and OTC Bulletin Board, are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Trustees. Portfolio securities that are traded both in the OTC market, including NASDAQ SmallCap and OTC Bulletin Board, and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market, including NASDAQ SmallCap and OTC Bulletin Board, are valued at the last available ask price. When the Series writes an option, the amount of the premium received is recorded on the books of the Series as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Series are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including financial futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Trustees, including valuations furnished by a pricing service retained by the Trust. Such valuations and procedures will be reviewed periodically by the Trustees. Generally, trading in foreign securities, as well as U.S. Government Securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Series’ shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Series’ net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined by the Trustees.

Each investor in the Trust may add to or reduce its investment in any Series on each day the NYSE is open for trading. The value of each investor’s (including the respective Fund’s) interest in a Series will be determined after the close of business on the NYSE (generally 4:00 p.m., Eastern time) by multiplying the net asset value of the Series by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in such Series. Any additions or withdrawals, which are to be effected on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in a Series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the applicable Series as of the time or determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Series effected on such day, and (ii) the denominator of which is the aggregate net asset value of the applicable Series as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Series by all investors in such Series. The percentage so determined will then be applied to determine the value of the investor’s interest in such Series after the close of business of the NYSE on the next determination of net asset value of the Series.

Computation of Offering Price Per Share

The offering price for Class I and Class A shares of the Fund based on the value of the Fund’s net assets as of December 31, 2001, is calculated as follows:

	Class I	Class A
Net Assets	$17,871	$2,652,450

Number of Shares Outstanding	1,694	251,469

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$10.55	$10.55

Offering Price	$10.55	$10.55

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Full details as to each such service and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

The Fund does not issue share certificates. Shareholders may transfer their Class I or Class A shares to another selected securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred Class I or Class A shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her Class I or Class A shares to a selected securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, the shareholder must either (i) redeem his or her Class I or Class A shares, paying any applicable CDSC, if any, or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new selected securities dealer or other financial intermediary to maintain the Class I or Class A shares in an account at the Transfer Agent registered in the name of the selected securities dealer or other financial intermediary for the benefit of the shareholder whether the selected securities dealer or other financial intermediary has entered into an authorized agreement or not.

Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from a selected securities dealer or other financial intermediary to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, a shareholder must either redeem the shares, paying any applicable CDSC, if any, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected securities dealer or other financial intermediary for those shares.

Exchange Privilege

U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Mercury Index Funds. Currently, there are no other Mercury Index Funds in which the exchange privilege applies. The exchange privilege does not apply to any other funds. Under the Fund’s pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second fund. If the Class I shareholder wants to exchange Class I shares for shares of a second fund, but does not hold Class I shares of second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as a result of the exchange. Class A shares also may be exchanged for Class I shares of a second fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of a fund. Class A shares are exchangeable with shares of the same class of other Mercury Index Funds.

Exchanges of Class I or Class A shares of the Fund outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another fund (“new Class I or Class A shares”), are transacted on the basis of relative net asset value per Class I or Class A share.

A redemption fee will be charged on shares exchanged within ninety days of purchase. This redemption fee will not apply to shares purchased through reinvested distributions or by investors that are qualified state tuition programs as defined in Section 529 of the Internal Revenue Code.

Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their financial advisor, who will advise the applicable fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. The Fund may suspend the continuous offering of its shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

Retirement and Education Savings Plans

The minimum initial purchase to establish a retirement or an education savings plan is $100. Dividends received in each of the plans are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRA plans and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Automatic Investment Plan

A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if an eligible Class I investor) or Class A shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or other financial intermediary or by mail directly to the Transfer Agent, acting as agent for such securities dealer or other financial intermediary. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected dealer or other financial intermediary. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, if any, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund determined as of the close of business on the NYSE on the monthly payment date for such dividends.

Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-888-763-2260). For other accounts, the shareholder should contact his or her Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to make withdrawals from an Investment Account of Class I or Class A shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as of the close of business on the NYSE (generally 4:00 p.m., Eastern Time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value determined as described herein on the first, second, third or fourth Monday of each month, or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Fund’s Transfer Agent or the Distributor.

Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Fee-Based Programs

Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class I shares of the Fund at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges, if any, otherwise due in connection with such exchanges may be waived or modified, as may the conversion period, if any, applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and another class of shares of the Fund purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected dealers or other financial intermediaries (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the shareholder’s selected dealer or other financial intermediary.

DIVIDENDS AND TAXES

Dividends

The Corporation intends to distribute substantially all of its net investment income, if any. Dividends are declared daily and paid monthly. All net realized capital gains, if any, are distributed to Fund shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages or its ordinary income and capital gains be distributed during the taxable year.

For information concerning the manner in which dividends may be reinvested automatically in shares of the Fund, see “Shareholder Services—Automatic Dividend Reinvestment Plan.” Shareholders may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash.

Taxes

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as the Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. In order to qualify, the Fund generally must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock or securities; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, not more than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have not more than 25% of the value of its assets invested in the securities (other than those of U.S. government or of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

Dividends paid by the Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from the Fund’s net realized capital gains (including long-term gains from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. The maximum capital gains rate for individuals is generally 20%. Not later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Dividends paid by the Fund will not be eligible for the 70% dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Redemptions of Fund shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale of Fund shares held for six months or less, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

Ordinary income dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under an applicable treaty. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar basis, and 98% of its capital gains, determined in general, on an October 31 year end, plus certain undistributed amounts from the preceding year. For purposes of determining its distribution requirements, the Fund will account for its share of items of income, gain, loss and deductions of the Series as they are taken into account by the Series. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Tax Treatment of Options and Futures Transactions

The Fund may purchase or sell options and futures. Options and futures contracts held by the Fund that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last business day of the taxable year.

In general, unless such contract is a listed non-equity or a regulated futures contract for a foreign currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss.

Gain or loss realized by a Fund from a closing transaction with respect to options written by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Fund from options (other than options that are section 1256 contracts) purchased by the Fund, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether a Fund held the particular option for more than one year.

Code Section 1259 will require the recognition of gain if the Fund makes a “constructive sale” of an appreciated financial position (e.g., stocks). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other transactions.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s transactions in options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures. In addition, Code Section 1091, which deals with “wash sales,” may cause the Fund to postpone recognition of certain losses for tax purposes; Code Section 1258, which deals with “conversion transactions,” may apply to recharacterize certain capital gains as ordinary income for tax purposes.

Special Rules for Certain Foreign Currency Transactions

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Series qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Series.

Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Series may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares.

The Series

The Trust and the Fund have received a private letter ruling from the IRS in which the IRS ruled that the Fund as a partner in the Master Aggregate Bond Index Series will be entitled to look to the underlying assets of the Series for purposes of satisfying the diversification requirements and other requirements of the Code applicable to RICs. Moreover, the foregoing treatment has been confirmed in a recent IRS pronouncement of general application. If any of the facts upon which such ruling and pronouncement are premised change in any material respect, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund’s investments from the Series and to retain an investment adviser to manage the Fund’s assets in accordance with the investment policies applicable to the respective Fund. See “Investment Objectives and Policies,” above.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in the Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends, as well as redemption proceeds and gains may also be subject to state and local taxes.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes, including estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return determined is separately for Class I and Class A shares of the Fund in accordance with formulas specified by the Commission.

Quotations of average annual total return before taxes for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses.

Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any. The taxes due on dividends are calculated by applying to each dividend the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, if any, and assuming complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effect of state and local taxes are not reflected.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Set forth in the table below is total return information, before and after taxes, for Class I and Class A shares of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

Period	Class I Shares	Class A Shares
	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended December 31, 2001	7.84%	7.57%
February 15, 2000 (commencement of operations) to December 31, 2001	9.91%	9.63%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
One Year Ended December 31, 2001	5.39%	5.24%
February 15, 2000 (commencement of operations) to December 31, 2001	7.11%	6.94%

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charges)
One Year Ended December 31, 2001	4.75%	4.59%
February 15, 2000 (commencement of operations) to December 31, 2001	6.54%	6.37%

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Fund will generally compare its performance to the index it attempts to replicate. The Fund may also compare its performance to data contained in publications such as Lipper Analytical Services, Inc., or performance data published by Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News and World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historical performances of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. The Fund may from time to time quote in advertising or other materials other applicable measures of performance and may also make references to awards that may be given to the Investment Adviser.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Corporation is a Maryland corporation incorporated on July 30, 1999. It has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.0001 per share, of which the Corporation is authorized to issue 125,000,000 shares each of Class I and Class A shares for the Fund. Class I and Class A shares of the Fund represents interests in the same assets of the Master Aggregate Bond Index Series and are identical in all respects except that the Class A shares bear certain expenses related to the account maintenance associated with such shares. Class A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures.

Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of directors of the Corporation (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares of the Fund have equal voting rights, except that as noted above, Class A shares have exclusive voting rights with respect to matters relating to the class’ account maintenance expenditures.

There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share of Class I and Class A Common Stock is entitled to participate equally in dividends declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares issued are fully-paid and non-assessable by the Fund. Voting rights for Directors are not cumulative.

The Trust consists of eight Series and is organized as a Delaware business trust. Whenever the Fund is requested to vote on a fundamental policy of the Series, the Corporation will hold a meeting of the investing Fund’s shareholders and will cast its vote as instructed by the Fund’s shareholders.

Independent Auditors

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1008, has been selected as the independent auditors of the Corporation and the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund and the Series.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the Fund.

Custodian

Merrill Lynch Trust Company, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, acts as custodian of the assets of the Master Aggregate Bond Index Series. The custodian is responsible for safeguarding and controlling the Series’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on investments. The Fund has implemented self-custody procedures, pursuant to which the Fund’s holdings of the Series are custodied with the Series’ Transfer Agent.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Transfer Agent of the Corporation. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Account Choices—How to Buy, Sell and Transfer Shares” in the Prospectus.

To facilitate custody of the Fund’s interests in the Series without the need of a separate custodian for the Fund, the Trust has appointed the Transfer Agent as the transfer agent for the Series.

Legal Counsel

Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel for the Corporation and the Trust.

Reports to Shareholders

The fiscal year of the Fund ends on December 31 of each year. The Corporation sends to its shareholders at least quarterly reports showing the Fund’s portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made. Under a separate agreement, FAM has granted the Corporation, on its own behalf and on behalf of the Fund, the right to use the “Mercury” name and has reserved the right to withdraw its consent to the use of such name by the Corporation and the Fund at any time or to grant the use of such name to any other company.

To the knowledge of the Corporation, the following persons or entities owned beneficially 5% or more of any class of a Fund’s shares as of April 19, 2002:

Name	Address	Percentage and Class

Mercury Funds Dist., Inc. c/o Donald C. Burke	800 Scudders Mill Road Plainsboro, NJ 08536	89.38% of Class I

Transfer Agency Transfer Agency Omnibus Acct	800 Scudders Mill Road Plainsboro, NJ 08536	9.98% of Class I

Gift Balanced Portfolio Gift College Investing Plan Ark Teacher Retirement System	800 Scudders Mill Road Plainsboro, NJ 08536	13.98% of Class A

Gift Fixed Income Portfolio Gift College Investing Plan Ark Teacher Retirement System	800 Scudders Mill Road Plainsboro, NJ 08536	13.48% of Class A

Gift Growth and Income Portfolio Gift College Investing Plan Ark Teacher Retirement System	800 Scudders Mill Road Plainsboro, NJ 08536	12.54% of Class A

Gift 2008 Portfolio Gift College Investment Plan Ark Teacher Retirement System	800 Scudders Mill Road Plainsboro, NJ 08536	11.36% of Class A

Gift 2005 Portfolio Gift College Investment Plan Ark Teacher Retirement System	800 Scudders Mill Road Plainsboro, NJ 08536	9.06% of Class A

Gift College Portfolio Gift College Investing Plan Ark Teacher Retirement System	800 Scudders Mill Road Plainsboro, NJ 08536	6.56% of Class A

Ark Teacher Retirement System	800 Scudders Mill Road Plainsboro, NJ 08536	5.62% of Class A

FINANCIAL STATEMENTS

The Fund’s and the Series’ audited financial statements are incorporated into this Statement of Additional Information by reference to their 2001 Annual Reports. You may request copies of the Annual and Semi-Annual Reports by calling 1-800-763-2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Code # 19107-0402

APPENDIX
RATINGS OF FIXED INCOME SECURITIES

Description of Moody’s Investors Service Inc.’s (“Moody’s”) Corporate Ratings

Aaa
Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

—	Leading market positions in well established industries

—	High rates of return on funds employed

—	Conservative capitalization structures with moderate reliance on debt and ample asset protection

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation

—	Well established access to a range of financial markets and assured sources of alternate liquidity

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Description of Moody’s Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Preferred stock rating symbols and their definitions are as follows:

aaa
An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue that is rated “baa” is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A
Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB–rating.

B
Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB–  rating.

CCC
Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B–  rating.

CC	The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C
The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC– debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D
Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (–):    The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L
The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards:    Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A
Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-l.”

A-3
Issues carrying this designation have a satisfactory capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Standard & Poor’s Preferred Stock Ratings

A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

I.  Likelihood of payment—capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.  Nature of, and provisions of, the issue.

III.  Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

A
An issue rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

BB
Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating “CC” is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C	A preferred stock rated “C” is a non-paying issue.

D	A preferred stock rated “D” is a non-paying issue with the issuer in default on debt instruments.

NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (–):    To provide more detailed indications of preferred stock quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor’s earnings and dividend rankings for common stocks.

The ratings are based on current information furnished to Standard & Poor’s by the issuer, and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

PART C.    OTHER INFORMATION

Item 23.    Exhibits:

Exhibit Number			Description

1	(a)	—	Articles of Incorporation of Registrant.(1)

2		—	By-Laws of Registrant.(1)

3		—	Instrument defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.

4		—-	Not applicable.

5		—	Form of Distribution Agreement between Registrant and FAM Distributors, Inc.(6)

6		—	None.

7		—	Not Applicable.

8	(a)	—	Administration Agreement between Registrant and Fund Asset Management, L.P.(6)

8	(b)	—	Form of Amended and Restated Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.(6)

8	(c)	—
License Agreement relating to Use of Name among Mercury Asset Management International Ltd., Mercury Asset Management Group Ltd. and FAM Distributors, Inc. (formerly known as Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.)(2)

8	(d)	—	License Agreement relating to Use of Name between Fund Asset Management, L.P., and Registrant.(3)

8	(e)	—	Form of Fee Waiver Agreement by and among the Registrant, Fund Asset Management, L.P. and Quantitative Master Series Trust.(6)

8	(f)	—	Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(4)

9		—	Opinion and consent of Shearman & Sterling, counsel for Registrant.*

10		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.*

11		—	None.

12		—	Certificate of Fund Asset Management, L.P.(3)

13		—	Form of Class A Account Maintenance Plan.(6)

14	(a)	—	Rule 18f-3 Plan.(3)

14	(b)	—	Form of Power of Attorney.(6)

14	(c)	—	Form of Power of Attorney.(6)

14	(d)	—	Power of Attorney.*

15		—	Not Applicable.

16		—	Code of Ethics.(5)

*	Filed herewith.
(1)	Incorporated by reference to identically numbered exhibit to Registrant’s initial Registration Statement on Form N-1A (File Nos. 333-88405 and 811-09605).
(2)
Incorporated by reference to Exhibit 8(c) to Pre-Effective Amendment No. 1 of Mercury Pan-European Growth Fund of Mercury Asset Management Funds, Inc.’s Registration Statement on Form N-1A (File Nos. 333-56205 and 811-08797).

(3)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-88405 and 811-09605).
(4)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to Merrill Lynch Growth Fund’s Registration Statement on Form N-1A (File Nos. 33-10794 and 811-4934).
(5)
Incorporated by reference to identically numbered exhibit to Post-Effective Amendment No. 2 to Mercury International Fund of Mercury Funds, Inc.’s Registration Statement on Form N-1A (File No. 333-56203).

(6)	Incorporated by reference to identically numbered exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-88405 and 811-09605).

Item 24.    Persons Controlled By or Under Common Control with Registrant.

The Registrant does not control and is not under common control with any other person.

Item 25.    Indemnification.

Reference is made to Article V of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws and Section 2-418 of the Maryland General Corporation Law.

Article V of the Articles of Incorporation provides that each acting and former Director and officer of the Registrant shall be indemnified by the Registrant to the full extent permitted by the Maryland General Corporation Law, subject to the requirements of the Investment Company Act of 1940, as amended.

Article VI of the By-Laws provides that each officer and Director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination by special legal counsel in a written opinion or the vote of a majority of a quorum of the Directors who are neither “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“non-party independent Directors”), after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and Director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent Directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 2-418 of the Maryland General Corporation Law also empowers the Registrant to purchase insurance on behalf of an officer or Director protecting such person to the full extent permitted under the

Maryland General Corporation Law, from liability arising from his activities as officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or Director of the Registrant.

In Section 9 of the Amended and Restated Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser.

Fund Asset Management, L.P. (“FAM”), acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA MultiState Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Mercury HW Funds, Merrill Lynch Bond Fund, Mercury Index Funds Inc., Mercury QA Strategy Series, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund IV, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc.,

MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Quantitative Master Series Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and ML & Co. is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of FAM (the “Investment Adviser”) indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 2000 for his or her own account or in the capacity of director, officer, employer, partner or trustee.

Name	Positions with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
Merrill Lynch & Co., Inc. ...	Limited Partner	Financial Services Holding Company; Limited Partner of Merrill Lynch Investment Managers, L.P. (“MLIM”)

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President
President of MLIM; Co-Head (Americas Region) of MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Director of Princeton Services; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Terry K. Glenn	Executive Vice President
President, Merrill Lynch Mutual Funds; Chairman (Americas Region) and Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAM Distributors, Inc. (“FAMD”); Director of FDS; President of Princeton Administrators, L.P.

Donald C. Burke	First Vice President and Treasurer	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD.

Philip L. Kirstein	General Counsel	General Counsel (Americas Region) of MLIM; Senior Vice President, General Counsel, Director and Secretary of Princeton Services.

Debra W. Landsman-Yaros	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD.

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services.

Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the following two paragraphs and Mr. Doll is an officer of one or more of such companies.

MLIM, an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Global Financial Services Master Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Small Cap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short-Term U.S. Government Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and the Asset Program, Inc.; and for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and The S&P 500® Protected Equity Fund, Inc., MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

Mercury Asset Management International Ltd., an affiliate of MLIM, acts as the investment adviser for the following open-end registered investment companies: Mercury Master Global Balanced Portfolio of Mercury Master Trust (the “Trust”); Mercury Master Gold and Mining Portfolio of the Trust; Mercury Master International Portfolio of the Trust; Mercury Master Pan-European Growth Portfolio of the Trust; Mercury Master U.S. Large Cap Portfolio of the Trust and Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc.

Item 27.    Principal Underwriters

(a)  FAMD acts as the principal underwriter for the Registrant, placement agent for Quantitative Master Series Trust and as principal underwriter for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury Gold and Mining Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Large Cap Series Funds, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b)  Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

(1) Name	(2) Positions and Offices with the Distributor	(3) Positions and Offices with Registrant
Terry K. Glenn	President and Director	President and Director
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(1) the registrant, Mercury Index Funds, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(2) the transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

(3) the custodian for the Master Aggregate Bond Index Series, Merrill Lynch Trust Company, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(4) the investment adviser and administrator, Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Fund” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not party to any management related service contract.

Item 30.    Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 30th day of April 2002.

MERCURY INDEX FUNDS, INC. (Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

* (Terry K. Glenn)	President and Director (Principal Executive Officer)

/s/ DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial Accounting Officer)	April 30, 2002

*	Director
(Donald W. Burton)

*	Director
(M. Colyer Crum)

*	Director
(Laurie Simon Hodrick)

*	Director
(J. Thomas Touchton)

*	Director
(Fred G. Weiss)

*	This registration statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By: /s/ DONALD C. BURKE	April 30, 2002
(Donald C. Burke, Attorney-In-Fact)

SIGNATURES

Quantitative Master Series Trust has caused this Post-Effective Amendment No. 2 to the Registration Statement of Mercury Index Funds, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey on the 30th day of April, 2002.

QUANTITATIVE MASTER SERIES TRUST

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)
The Post-Effective Amendment No. 2 to the Registration Statement of Mercury Index Funds, Inc. has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

*	President and Trustee
(Terry K. Glenn)	(Principal Executive Officer)

/s/ DONALD C. BURKE	Vice President and Treasurer	April 30, 2002
(Donald C. Burke)	(Principal Financial Accounting Officer)

*	Trustee
(Donald W. Burton)

*	Trustee
(M. Colyer Crum)

*	Trustee
(Laurie Simon Hodrick)

*	Trustee
(J. Thomas Touchton)

*	Trustee
(Fred G. Weiss)

*	This registration statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

*By: /s/ DONALD C. BURKE	April 30, 2002
(Donald C. Burke, Attorney-In-Fact)

INDEX TO EXHIBITS

Exhibit Number		Description
9	—	Opinion and consent of Shearman & Sterling, counsel for the Registrant.
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
14(d)	—	Power of Attorney.